Exhibit 99.1

SUBSCRIPTION AND ESCROW AGENT AGREEMENT

Between

Real Goods Solar, Inc.

And

Continental Stock Transfer & Trust Company

THIS SUBSCRIPTION AND ESCROW AGENT AGREEMENT (this “Agreement”) between Real Goods Solar, Inc. (the “Company”) and Continental Stock Transfer & Trust Company (the “Subscription Agent”), is dated as of January 17, 2020.

RECITALS

WHEREAS, the Company and the Subscription Agent are parties to a Subscription Agent and Escrow Agreement, dated November 6, 2019 (the “Original Agreement”), under which the Subscription Agent served as the subscription agent for the Company’s rights offering (the “Rights Offering”) of up to an aggregate of 2,000,000 shares of the Company’s Series 1 Preferred Stock, par value $0.0001 per share (the “Preferred Stock”).

WHEREAS, the Company issued the Preferred Stock in the Rights Offering under an Offering Statement on Form 1-A (File No. 024-11087) filed with the Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended, on September 30, 2019 and qualified by the SEC on November 19. 2019 (the “Offering Statement”), and the Offering Circular forming part of the Offering Statement (as the same has been and may be supplemented in the future, the “Circular”).

WHEREAS, the Rights Offering expired on December 16, 2019 and the Company issued 53,878 shares Preferred Stock in connection therewith.

WHEREAS, because the Rights Offering was not fully subscribed following expiration of the Rights Offering, the Company has requested that the dealer-manager for the Rights Offering act as a placement agent (the “Placement Agent”) and use its commercially reasonably efforts to place the unsubscribed shares of Preferred Stock authorized for the Rights Offering during a placement period expiring on November 18, 2020 (the “Placement Period”), as contemplated by and further described in the Offering Statement and the Circular (the “Offering”).

WHEREAS, the Company and the Subscription Agent desire that the Subscription Agent shall serve as subscription agent and escrow agent in connection with the Offering on the terms set forth in this Agreement and the Subscription Agent, in lieu of amending the Original Agreement for that purpose.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth below, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1.       Appointment. The Company hereby appoints the Subscription Agent to act as subscription agent and escrow agent in connection with the offer and sale of up to 1,946,122 of the unsubscribed shares of Preferred Stock authorized for the Rights Offering during the Placement Period in accordance with and subject to the terms and conditions of this Agreement.

2.       Subscription Process.

(a)       The purchase price for the Preferred Stock is $10 per share (the “Subscription Price”). The term “Subscribed” shall mean submitted for purchase from the Company by a prospective investor, or a broker, bank or other nominee on behalf of a prospective investor in accordance with the terms of the Offering, and the term “Subscription” shall mean any such submission. No fractional shares of Preferred Stock will be issued in the Offering.

(b)       Each investor in the Offering will cause to be deliver to the Subscription Agent (i) a completed and executed subscription agreement in a form provided and approved by the Company (which may be completed and delivered electronically), and (ii) the aggregate Subscription Price for the number of shares of Preferred Stock subscribed for.

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(c)       A broker, bank or other nominee making an investment on behalf of one or more beneficial owners will deliver to the Subscription Agent (i) at reorg+realgoods@continentalstock.com a completed and executed DWAC request form in a form provided by the Subscription Agent and approved by the Company, (ii) copies of completed and executed subscription agreements for all beneficial owners of such broker, bank or other nominee included on such DWAC request form (which may be completed and delivered electronically by such beneficial owners), and (iii) a standardized spreadsheet provided or approved by the Subscription Agent indicating a breakdown by beneficial owner of the aggregate Subscription Price for the number of shares of Preferred Stock Subscribed for by each beneficial owner of such broker, bank or other nominee. If any Subscription provided by a broker, bank or other nominee is incomplete, the Subscription Agent may reject the entire presentation and shall then promptly communicate this to such broker, bank or other nominee and work with such broker, bank or other nominee in an attempt to complete the Subscription. The Subscription Agent may request that a broker, bank or other nominee making an investment on behalf of one or more beneficial owners bulk Subscriptions for underlying beneficial owners.

(d)       It is hereby agreed that the aggregate Subscription Price will be deposited with the Subscription Agent in immediately available funds, represented by certified check, money order, or wire transfer but not personal check, in accordance with Exhibit 1.

3.       Duties of the Subscription Agent. As subscription agent and escrow agent, the Subscription Agent is authorized and directed to perform the following during the Placement Period:

(a)       Receive Subscriptions and the associated Subscription Price from prospective investors and brokers, banks and other nominee as described in Section 2 and hold any Subscription Price received in a dedicated, non-interest bearing escrow account for the benefit of the Company.

(b)       Review the deliverables described in Section 2 received by the Subscription Agent and verify (solely by reference to such deliverables) that each investor in the Offering (whether a beneficial owner or not) has (i) provided both deliverables described in Section 2(b), fully-completed and executed, as applicable, and (ii) made a representation that such investor meets the investor qualification requirements required in the Offering.

(c)       Accept Subscriptions that comply with the terms of the Offering and this Agreement in the order received, without further authorization or direction from the Company, without procuring supporting legal papers or other proof of authority to sign (including without limitation proof of appointment of a fiduciary or other person acting in a representative capacity), and without signatures of co-fiduciaries, co-representatives, or any other person.

(d)       Advise the Company daily by email transmission to the attention of Tyler Clarke (the “Company Representative”) at tyler.clarke@rgsenergy.com as to the total number of shares of Preferred Stock Subscribed for, the amount of funds received, with cumulative totals for each, presented (i) on a cumulative basis since the commencement of the Offering, and (ii) on a cumulative basis since the last Closing (as defined below).

(e)       Use commercially reasonable efforts to monitor that the Company does not issue more than 1,946,122 shares of Preferred Stock in the Offering and promptly advise the Company Representative by email transmission to tyler.clarke@rgsenergy.com when the Subscription Agent has received Subscriptions for at least 1,946,122 shares of Preferred Stock in the aggregate during the Placement Period.

(f)       Refer to the Company, for specific instructions as to acceptance or rejection of Subscriptions received after the expiration of the Placement Period, Subscriptions not authorized to be accepted, Subscriptions exceeding 1,946,122 shares of Preferred Stock in the aggregate during the Placement Period, and Subscriptions otherwise failing to comply with the requirements of the Circular and the terms and conditions of the Offering.

(f)       The Subscription Agent shall prepare and maintain a list of the subscribers and purchasers of Preferred Stock in the Offering setting forth for each of them, as applicable, name, address, phone number, email address, number of shares of Preferred Stock subscribed for, number of shares of Preferred Stock purchased, and compliance with the 10% Restriction (as defined in the Circular). The Subscription Agent shall make available such list to the Company promptly upon request and, in any event, within one business day after the expiration or termination of the Offering.

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4.       Acceptance and Rejection of Subscriptions, and Closing.

(a)       Upon acceptance of a Subscription, the Subscription Agent shall continue to hold the associated aggregate Subscription Price received in a dedicated, non-interest bearing escrow account for the benefit of the Company until the applicable Closing.

(b)       Upon rejection of a Subscription, the Subscription Agent shall as promptly as practicable return the associated aggregate Subscription Price to the prospective investor or the broker, bank or other nominee submitting such Subscription, as the case may be.

(c)       Before 5:00 p.m. Eastern Time on the business day immediately preceding each date on which a Closing occurs (each such Closing date, a “Closing Date”), the Subscription Agent shall advise the Company by email transmission to tyler.clarke@rgsenergy.com as to the total number of shares of Preferred Stock Subscribed for and the amount of funds received that will be subject to the Closing in question.

(d)       Subject to the terms of this Agreement, the Subscription Agent shall undertake closings under the Offering on a rolling basis once every two weeks on each Wednesday (or if a Wednesday is not a business day, the first business day immediately preceding such Wednesday), or such other weekday or frequency to be designated by the Company in its discretion (each, a “Closing”) without further authorization or direction from the Company. At each Closing, the Subscription Agent shall (i) issue to investors for which the Subscription Agent has accepted Subscriptions before 1:00 pm Eastern Time on the business day immediately preceding such Closing Date the Subscribed for shares of Preferred Stock, and (ii) distribute to the Company or its designee(s) the aggregate Subscription Price associated with Subscriptions that are subject to such Closing (the “Closing Funds”) in accordance with the Distribution Letter in the form attached hereto as Exhibit 2 and executed by the Company and the Placement Agent; provided, however, that if the Subscription Agent does not receive a Distribution Letter with respect to a Closing, the Subscription Agent shall distribute all Closing Funds to the Company. The Subscription Agent will not be obligated to calculate or pay interest to any prospective investor or any other party claiming through a prospective investor or otherwise.

(e)       In the event that the Company withdraws, cancels or terminates the Offering or in connection with the expiration of the Placement Period, the Subscription Agent shall, upon the receipt of the Liquidation Letter in the form attached hereto as Exhibit 3 and executed by the Company, (i) consummate a Closing with respect to all Subscriptions that the Subscription Agent had accepted before receipt of such Liquidation Letter (after confirming receipt of the associated aggregate Subscription Price) as promptly as practicable, and (ii) thereafter, as promptly as practicable, liquidate the segregated account in which the aggregate Subscription Price for Subscriptions was held and distribute the aggregate Subscription Price associated with Subscriptions for which no Closing has been consummated to the prospective investors or the brokers, banks or other nominees submitting such Subscription, as the case may be.

5.       Duties of the Company.

(a)       For so long as this Agreement shall be in effect, the Company will reserve for issuance and keep available free from preemptive rights 1,946,122 shares of Preferred Stock for issuance in the Offering.

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(b)       The Company shall take any and all action, including without limitation obtaining the authorization, consent, lack of objection, registration, or approval of any governmental authority, or the taking of any other action under the laws of the United States of America or any political subdivision thereof, to insure that all shares of Preferred Stock issuable in the Offering at the time of delivery of such shares (subject to payment of the Subscription Price) will be duly and validly issued and fully paid and non-assessable shares of Preferred Stock, free from all preemptive rights and taxes, liens, charges, and security interests created by or imposed upon the Company with respect thereto.

(e)       The Company shall from time to time take all action necessary or appropriate to obtain and keep effective all registrations, permits, consents, and approvals of the SEC and any other governmental agency or authority and make such filings under federal and state laws which may be necessary or appropriate in connection with the issuance, sale, transfer, and delivery of Preferred Stock issued in the Offering.

(f)       The Company shall promptly notify the Subscription Agent if the Company extends the Placement Period.

6.       Procedure for Deficient Items. The Subscription Agent shall examine the subscription agreements and other documents received by it as Subscription Agent in connection with the Offering (each, a “Subscription Document”) to ascertain whether they appear to have been properly completed and executed. In the event the Subscription Agent determines that any Subscription Document does not appear to have been properly completed or executed, or where a Subscription Document does not appear to be in proper form for Subscription, or any other irregularity in connection with the Subscription appears to exist, the Subscription Agent shall follow, where possible, its regular procedures to attempt to cause such irregularity to be corrected. The Subscription Agent is not authorized to waive any irregularity in connection with a Subscription, unless the Subscription Agent shall have received from the Company instructions, duly dated and signed by an authorized officer of the Company, indicating that any irregularity in such Subscription Document has been cured or waived and that such Subscription Document has been accepted by the Company. If any such irregularity is neither corrected nor waived, the Subscription Agent will return to the prospective investor or the broker, bank or other nominee submitting such Subscription, as the case may be, all the Subscription Documents received from such prospective investor or the broker, bank or other nominee submitting such Subscription, as the case may be, and a letter of notice to be furnished by the Company explaining the reasons for the return of the Subscription Documents.

7.       Date/Time Stamp. Each document received by the Subscription Agent relating to its duties hereunder shall be dated and time stamped when received.

8.       Tax Reporting. Should any issue arise regarding federal income tax reporting or withholding, the Subscription Agent shall take such action as the Company reasonably instructs in writing.

9.       Termination. The Company may terminate this Agreement at any time by so notifying the Subscription Agent in writing. The Subscription Agent may terminate this Agreement upon 60 days’ prior written notice to the Company. Upon any such termination, the Subscription Agent shall be relieved and discharged of any further responsibilities with respect to its duties hereunder and shall deliver to the Company or its designee promptly any funds and Subscription Documents or other document relating to the Subscription Agent’s duties hereunder. Upon payment of all the Subscription Agent‘s outstanding fees and expenses, the Subscription Agent shall forward to the Company or its designee promptly any funds and Subscription Documents or other document relating to the Subscription Agent’s duties hereunder that the Subscription Agent may receive after its appointment has so terminated. Sections 10, 11, 12, and 17 of this Agreement shall survive any termination of this Agreement.

10.       Authorizations and Protections. As agent for the Company, the Subscription Agent:

(a)       shall have no duties or obligations other than those specifically set forth herein or as may subsequently be agreed to in writing by the Subscription Agent and the Company;

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(b)       shall be regarded as making no representations and having no responsibilities as to the validity, sufficiency, value, or genuineness of any Subscription Document surrendered to the Subscription Agent hereunder, and will not be required to or be responsible for and will make no representations as to, the validity, sufficiency, value or genuineness of the Offering;

(c)       shall not be obligated to take any legal action hereunder; provided, however, if the Subscription Agent determines to take any legal action hereunder, and where the taking of such action might, in the Subscription Agent’s judgment, subject or expose it to any expense or liability, the Subscription Agent shall not be required to act unless it shall have been furnished with an indemnity reasonably satisfactory to it;

(d)       may rely on and shall be fully authorized and protected in acting or failing to act upon any certificate, instrument, opinion, notice, letter or other document or security delivered to the Subscription Agent and believed by it to be genuine and to have been signed by the proper party or parties;

(e)       shall not be liable or responsible for any recital or statement contained in the Circular or any other documents relating thereto;

(f)       shall not be liable or responsible for any failure on the part of the Company to comply with any of its covenants and obligations relating to the Offering, including without limitation obligations under applicable securities laws;

(g)       may rely on and shall be fully authorized and protected in acting or failing to act upon the written, telephonic, or oral instructions of officers of the Company with respect to any matter relating to the Subscription Agent acting as subscription agent under this Agreement (or supplementing or qualifying any such actions);

(h)       may consult with counsel satisfactory to the Subscription Agent, including internal counsel, and the advice of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered, or omitted by the Subscription Agent hereunder in good faith and in reliance upon the advice of such counsel; and

(i)       is not authorized, and shall have no obligation, to pay any brokers, dealers, or soliciting fees to any person.

11.       Indemnification. The Company agrees to indemnify the Subscription Agent for, and hold it harmless from and against, any loss, liability, claim, or expense (“Loss”) arising out of or in connection with the Subscription Agent’s performance of its duties under this Agreement or this appointment, including the costs and expenses of defending itself against any Loss or enforcing this Agreement, except to the extent that such Loss shall have been determined by a court of competent jurisdiction to be a result of the Subscription Agent’s gross negligence or intentional misconduct.

12.       Limitation of Liability.

(a)       In the absence of gross negligence or intentional misconduct on its part, the Subscription Agent shall not be liable for any action taken, suffered, or omitted by it or for any error of judgment made by it in the performance of its duties under this Agreement. Anything in this Agreement to the contrary notwithstanding, in no event shall the Subscription Agent be liable for special, indirect, incidental, or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Subscription Agent has been advised of the likelihood of such damages and regardless of the form of action. Any liability of the Subscription Agent will be limited to the amount of fees paid by the Company hereunder.

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(b)       In the event any question or dispute arises with respect to the proper interpretation of this Agreement or the Subscription Agent’s duties hereunder or the rights of the Company or of any prospective investor in this Offering, the Subscription Agent shall not be required to act and shall not be held liable or responsible for refusing to act until the question or dispute has been judicially settled (and the Subscription Agent may, if it deems it advisable, but shall not be obligated to, file a suit in interpleader or for a declaratory judgment for such purpose) by judgment rendered by a court of competent jurisdiction, binding on all parties interested in the matter, or settled by a written document in form and substance reasonably satisfactory to the Subscription Agent and executed by the Company and each party affected by the question or dispute.

13.       Representations, Warranties and Covenants. The Company represents, warrants, and covenants that (a) it is validly existing and in good standing under the laws of its jurisdiction of incorporation, (b) the making and consummation of the Offering and the execution, delivery, and performance of all transactions contemplated thereby (including without limitation this Agreement) have been duly authorized by all necessary corporate action and will not result in a breach of or constitute a default under the articles of incorporation or bylaws of the Company or any indenture, agreement, or instrument to which the Company is a party or is bound, (c) this Agreement has been duly executed and delivered by the Company and constitutes a legal, valid, binding obligation of the Company, enforceable against the Company in accordance with its terms, (d) the Offering will comply in all material respects with all material applicable requirements of law, and (e) to the best of its knowledge, there is no litigation pending as of the date hereof in connection with the Offering.

14.       Notices. All notices, demands, and other communications given pursuant to the terms and provisions hereof shall be in writing, shall (except as provided for in Section 18 hereof) be deemed effective on the date of receipt, and may be sent by email, overnight delivery services, or by certified or registered mail, return receipt requested to (or such other address or email address specified in a notice given by a party hereto to the other party under this Section 14):

If to the Company:
Real Goods Solar, Inc. 110 16th Street, 3rd Floor Denver, CO 80202 Denver, CO 80202 Telephone: 303-222-8437 Email: tyler.clarke@rgsenergy.com Attention: Tyler Clarke with a copy to (which shall not constitute notice):
Brownstein Hyatt Farber Schreck, LLC 410 17th Street, 22nd Floor Denver, CO 80220 Telephone: 303-223-1232 Email: rlundberg@bhfs.com Attention: Rikard Lundberg
If to the Subscription Agent:
Continental Stock Transfer & Trust Company 1 State Street Plaza- 30th Floor New York, NY 10004 Telephone: (212) 845-3287 Email: Attn: Reorganization Department

15.       Specimen Signatures. Set forth in Exhibit 4 hereto is a list of the names and specimen signatures of the persons authorized to act for the Company under this Agreement. The Secretary of the Company shall, from time to time, certify to the Subscription Agent the names and signatures of any other persons authorized to act for the Company, as the case may be, under this Agreement.

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16.       Instructions. Any instructions given to the Subscription Agent orally, as permitted by any provision of this Agreement, shall, upon the request of the Subscription Agent, be confirmed in writing by the Company (which for these purposes only may be undertaken by e-mail transmission) as soon as practicable. The Subscription Agent shall not be liable or responsible and shall be fully authorized and protected for acting, or failing to act, in accordance with any oral instructions which do not conform with the written confirmation received in accordance with this Section 16.

17.       Fees. Whether or not any Closing occurs, for its services as subscription agent hereunder, the Company shall pay to the Subscription Agent fees in accordance with Exhibit 5. All amounts owed to the Subscription Agent hereunder are due upon receipt of the invoice. Any and all costs and expenses associated with transferring shares of Preferred Stock through DWAC shall be paid by the broker, bank or other nominee.

18.       Force Majeure. the Subscription Agent shall not be liable for any failure or delay arising out of conditions beyond its reasonable control including, but not limited to, work stoppages, fires, civil disobedience, riots, rebellions, storms, electrical, mechanical, computer or communications facilities failures, acts of God or similar occurrences.

19.       Miscellaneous.

(a)       This Agreement shall be governed by and construed in accordance with the laws of the State of New York without giving effect to conflict of laws, rules, or principles.

(b)       No provision of this Agreement may be amended, modified, or waived, except in writing signed by all of the parties hereto.

(c)       In the event that any claim of inconsistency between this Agreement and the terms of the Offering arise, as they may from time to time be amended and supplemented, the terms of the Offering shall control, except with respect to the Subscription Agent’s duties, liabilities, and rights, including without limitation compensation and indemnification, which shall be controlled by the terms of this Agreement.

(d)       If any provision of this Agreement shall be held illegal, invalid, or unenforceable by any court, this Agreement shall be construed and enforced as if such provision had not been contained herein and shall be deemed an Agreement among the parties hereto to the full extent permitted by applicable law.

(e)       This Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the respective successors and assigns of the parties hereto.

(f)       This Agreement may not be assigned by any party without the prior written consent of all parties.

(g)       This Agreement may be executed in counterparts, each of which, when taken together, shall constitute one and the same agreement, and each of which may be delivered by the parties by facsimile or other electronic transmission, which shall not impair the validity of such counterparts.

(h)       The preamble and recitals are incorporated by reference into this Agreement.

(Signature page follows)

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Signature Page
to
Subscription and Escrow Agent Agreement

IN WITNESS WHEREOF, the parties hereto have executed this Agreement by their duly authorized officers as of the day and year above written.

REAL GOODS SOLAR, INC. By: /s/ Dennis Lacey Name: Dennis Lacey Title: CEO

CONTINENTAL STOCK TRANSFER & TRUST COMPANY, as Subscription Agent By: /s/ Wilton Davila Name: Wilton Davila Title: Vice President

Exhibit 1   Wire Instructions

Exhibit 2   Distribution Letter

Exhibit 3   Liquidation Letter

Exhibit 4   List of Authorized Representatives

Exhibit 5   Subscription Agent Fee Schedule

[Signature Page to Subscription Agent and Escrow Agreement (Placement Period)]

Exhibit 1
to
Subscription and Escrow Agent Agreement

Wire Instructions

ACCOUNT NAME

CST AAF Real Goods Solar Rights Offer

BANK

JPMorgan Chase Bank

4 Metrotech Center, 14th Floor

Brooklyn, NY 11245

ACCOUNT#

475-480273

ABA#

021000021

SWIFT CODE

CHASUS33

Reference: Real Goods Solar

Attn: Ernest Wilson

PRIMARY CONTACT:

Kirsten Kulmaczewski

Administrator

Continental Stock Transfer & Trust Company

Corporate Actions Services

1 State Street, 30th Floor

Phone: (212) 845-5282

E: kkulmaczewski@continentalstock.com

SECONDARY CONTACT:

Wilton Davila

Vice President

Continental Stock Transfer & Trust Company

Company Corporate Actions Services

1 State Street, 30th Floor

Phone: (212) 845-3226

E: wdavila@continentalstock.com

Exhibit 2
to
Subscription and Escrow Agent Agreement

Form of Distribution Letter

[Letterhead of Real Goods Solar, Inc.]

[Insert date]

Continental Stock Transfer & Trust Company

1 State Street- 30th Fl.

New York, New York 10004

Attn: [                     ]

Re: Trust Account No. [    ] Termination Letter

Ladies and Gentlemen:

Pursuant to Section 4(d) of the Subscription and Escrow Agent Agreement between Real Goods Solar, Inc. and Continental Stock Transfer & Trust Company, dated as of January 17, 2020 (the “Subscription Agent Agreement”), you are hereby directed and authorized to transfer $__________ of the subscription funds held in the segregated account immediately in the manner set forth in the attached flow of funds memorandum and otherwise in accordance with the terms of the Subscription Agent Agreement.

Very truly yours, REAL GOODS SOLAR, INC. By: Name: Title:	ADVISORY GROUP EQUITY SERVICES, LTD. doing business as RHK Capital By: Name: Title:

Exhibit 3
to
Subscription and Escrow Agent Agreement

Form of Liquidation Letter

[Letterhead of Real Goods Solar, Inc.]

[Insert date]

Continental Stock Transfer & Trust Company

1 State Street- 30th Fl.

New York, New York 10004

Attn: [   ]

Re: Trust Account No. [    ] Termination Letter

Ladies and Gentlemen:

Pursuant to Section 4(e) of the Subscription and Escrow Agent Agreement between Real Goods Solar, Inc. and Continental Stock Transfer & Trust Company, dated as of January 17, 2020 (the “Subscription Agent Agreement”), this is to advise you that we have withdrawn or otherwise terminated Offering (as defined in the Subscription Agent Agreement) or the Placement Period (as defined in the Subscription Agent Agreement) has expired.

Very truly yours, REAL GOODS SOLAR, INC. By: Name: Title:

Exhibit 4
to
Subscription and Escrow Agent Agreement

List of Authorized Representatives

Authorized Representative	Specimen Signature

Authorized Representative	Specimen Signature

Authorized Representative	Specimen Signature

Exhibit 5
to
Subscription and Escrow Agent Agreement

Subscription Agent Fee Schedule

A.	FEES FOR SERVICES:
	a. Project management fee for the period ending on February 29, 2020	$25,000
	b. Extension fee for each month thereafter	$2,500